EXHIBIT 23.1



                CONSENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM


         We hereby consent to the use in Form 10-KSB of our report dated May 20, 2004, relating to the consolidated financial statements of Power Technology, Inc. for its fiscal year ended January 31, 2004, which is incorporated by reference therein.

May 25, 2005
                                            Beckstead and Watts, LLP
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